POWER OF ATTORNEY

I, the undersigned trustee or officer of PIONEER ILS INTERVAL FUND (to be renamed Victory Pioneer ILS Interval Fund effective March 1, 2026) (the “Trust”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 23rd day of February, 2026.

/s/ John E. Baumgardner, Jr. John E. Baumgardner, Jr.

POWER OF ATTORNEY

I, the undersigned trustee or officer of PIONEER ILS INTERVAL FUND (to be renamed Victory Pioneer ILS Interval Fund effective March 1, 2026) (the “Trust”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 23rd day of February, 2026.

/s/ Diane Durnin Diane Durnin

POWER OF ATTORNEY

I, the undersigned trustee or officer of PIONEER ILS INTERVAL FUND (to be renamed Victory Pioneer ILS Interval Fund effective March 1, 2026) (the “Trust”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 23rd day of February, 2026.

/s/ Benjamin M. Friedman Benjamin M. Friedman

POWER OF ATTORNEY

I, the undersigned trustee or officer of PIONEER ILS INTERVAL FUND (to be renamed Victory Pioneer ILS Interval Fund effective March 1, 2026) (the “Trust”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 23rd day of February, 2026.

/s/ Craig C. MacKay Craig C. MacKay

POWER OF ATTORNEY

I, the undersigned trustee or officer of PIONEER ILS INTERVAL FUND (to be renamed Victory Pioneer ILS Interval Fund effective March 1, 2026) (the “Trust”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 23rd day of February, 2026.

/s/ Lorraine H. Monchak Lorraine H. Monchak

POWER OF ATTORNEY

I, the undersigned trustee or officer of PIONEER ILS INTERVAL FUND (to be renamed Victory Pioneer ILS Interval Fund effective March 1, 2026) (the “Trust”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 23rd day of February, 2026.

/s/ Thomas J. Perna Thomas J. Perna

POWER OF ATTORNEY

I, the undersigned trustee or officer of PIONEER ILS INTERVAL FUND (to be renamed Victory Pioneer ILS Interval Fund effective March 1, 2026) (the “Trust”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 23rd day of February, 2026.

/s/ Fred J. Ricciardi Fred J. Ricciardi

POWER OF ATTORNEY

I, the undersigned trustee or officer of PIONEER ILS INTERVAL FUND (to be renamed Victory Pioneer ILS Interval Fund effective March 1, 2026) (the “Trust”), hereby constitute and appoint Thomas Dusenberry, Scott Stahorsky, Patricia McClain and Christopher Kelley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission for or on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

IN WITNESS WHEREOF, I have hereunder set my hand as of this 23rd day of February, 2026.

/s/ David C. Brown David C. Brown